VIRTUS KAR Small-Cap Value Fund
SCHEDULE OF INVESTMENTS (Unaudited)
June 30, 2021
($ reported in thousands)
	Shares	Value
Common Stocks—95.0%
Consumer Discretionary—22.2%
Cheesecake Factory, Inc. (The)(1)	1,152,215	$62,427
Latham Group, Inc.(1)	1,154,745	36,905
Leslie’s, Inc.(1)	1,819,923	50,030
SiteOne Landscape Supply, Inc.(1)	357,893	60,577
Terminix Global Holdings, Inc.(1)	1,030,711	49,175
Thor Industries, Inc.	538,406	60,840
		319,954

Consumer Staples—5.4%
National Beverage Corp.	867,770	40,985
WD-40 Co.	143,451	36,765
		77,750

Financials—16.4%
Bank of Hawaii Corp.	555,215	46,760
First Financial Bankshares, Inc.	461,223	22,660
Houlihan Lokey, Inc. Class A	753,490	61,628
Primerica, Inc.	238,735	36,560
RLI Corp.	356,989	37,338
Stock Yards Bancorp, Inc.	601,556	30,613
		235,559

Health Care—1.3%
Anika Therapeutics, Inc.(1)	449,893	19,476
Industrials—27.1%
Albany International Corp. Class A	523,678	46,744
Armstrong World Industries, Inc.	457,520	49,074
Construction Partners, Inc. Class A(1)	800,935	25,149
Graco, Inc.	628,704	47,593
John Bean Technologies Corp.	244,148	34,820
Landstar System, Inc.	270,288	42,711
RBC Bearings, Inc.(1)	258,552	51,560
UniFirst Corp.	125,687	29,491
Watsco, Inc.	218,280	62,568
		389,710

Information Technology—12.8%
American Software, Inc. Class A	1,006,834	22,110
	Shares	Value

Information Technology—continued
Badger Meter, Inc.	196,069	$19,239
Brooks Automation, Inc.	819,607	78,092
EVERTEC, Inc.	957,895	41,812
Jack Henry & Associates, Inc.	136,745	22,359
		183,612

Materials—5.9%
Scotts Miracle-Gro Co. (The)	442,013	84,831
Real Estate—3.9%
MGM Growth Properties LLC Class A	1,534,190	56,182
Total Common Stocks (Identified Cost $824,978)		1,367,074

Total Long-Term Investments—95.0% (Identified Cost $824,978)		1,367,074

Short-Term Investment—4.5%
Money Market Mutual Fund—4.5%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 0.030%)(2)	64,356,960	64,357
Total Short-Term Investment (Identified Cost $64,357)		64,357

TOTAL INVESTMENTS—99.5% (Identified Cost $889,335)		$1,431,431
Other assets and liabilities, net—0.5%		7,679
NET ASSETS—100.0%		$1,439,110

Abbreviation:
LLC	Limited Liability Company

Footnote Legend:
(1)	Non-income producing.
(2)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
The following table summarizes the market value of the Fund’s investments as of June 30, 2021, based on the inputs used to value them (See Security Valuation Note 1 in the Notes to Schedule of Investments):
	Total Value at June 30, 2021	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$1,367,074	$1,367,074
Money Market Mutual Fund	64,357	64,357
Total Investments	$1,431,431	$1,431,431
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at June 30, 2021.
There were no transfers into or out of Level 3 related to securities held at June 30, 2021.
See Notes to Schedule of Investments

VIRTUS KAR SMALL-CAP VALUE FUND
NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)
June 30, 2021
Note 1. Security Valuation
The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
•	Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 – prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are illiquid or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Fund’s fair value non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depository Receipts, financial futures, exchange-traded funds (“ETFs”), and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Listed derivatives, such as options, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
For additional information about significant accounting policies, refer to the Fund’s most recent semi or annual report.
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